Exhibit 10.16

This instrument prepared by

and return to:

Law Offices of Clay Lorinsky, Inc.

12424 Wilshire Blvd., Ste. 1200

Los Angeles. CA 90025

ASSIGNMENT OF LESSEE’S INTEREST IN LEASE

AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT OF LESSEE’S INTEREST IN LEASE AND ASSUMPTION AGREEMENT (“the Agreement”) dated as of the 2nd day of June, 2005, by and between TEXTILE UNLIMITED CORPORATION, a California corporation, E & J TEXTILE GROUP, INC., a California corporation and JOHNESTER KNITTING, INC., a California corporation (collectively, “Assignor”), and AMERICAN APPAREL DYEING & FINISHING, INC, a California corporation (“Assignee”).

WHEREAS, pursuant to a Standard Industrial/Commercial Single-Tenant Lease-Net Agreement dated for reference purposes June 9, 2004 (the “Lease”), by and between CEG HAWTHORNE, LLC, CEG HAWTHORNE I, LLC, CEG HAWTHORNE 2, LLC, CEG HAWTHORNE 3, LLC, CEG HAWTHORNE 4, LLC, CEG HAWTHORNE 5, LLC., CEG HAWTHORNE 6, LLC, each a Delaware limited liability as assignee of Titan Real Estate investment Group, Inc., a California corporation (“Owner”), as lessor, and Assignor, as lessee. Owner leased unto Assignor the real property located at 12537 Cerise Avenue, Hawthorne, California (the “Premises”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree, as of the date hereof, as follows:

Assignor hereby assigns, grants, bargains, sells, conveys, transfers, sets over and delivers to Assignee, its successors and assigns, from the date hereof, and subject to the terms, covenants, conditions, rents and provisions of the Lease, all Assignor’s right, title and interest in and to the Lease, including, without limitation, Assignor’s leasehold interest (including, without limitation, Assignor’s interest in the improvements constructed on the Premises).

Assignee hereby accepts the foregoing assignment and assumes the performance of and agrees to perform, each and all of the terms, covenants, provisions, conditions, agreements, obligations, and liabilities of Assignor under the Lease arising, occurring or accruing on or subsequent to the date of this Agreement.

Assignor represents and warrants that it has full right, power and authority to enter into this Agreement; and that the Lease has not been heretofore amended, modified or assigned by Assignor.

Assignee hereby agrees to indemnify, defend and hold harmless Assignor from any claim, demand, suit, cause of action, damage, liability, loss, cost and expense, including, without limitation, reasonable attorneys’ fees and expenses, that Assignor may sustain by reason of Assignee’s failure to keep and perform all of lessee’s obligations under the Lease to be kept and performed by Assignee on or after the date hereof.

Assignor hereby agrees to indemnify, defend and hold harmless Assignee from any claim, demand, suit, cause of action, damage, liability, loss, cost and expense, including, without limitation, reasonable attorneys’ fees and expenses, that Assignee may sustain by reason of Assignor’s failure to keep and perform all of lessee’s obligations under the Lease to be kept and performed by Assignor prior to the date hereof.

This Agreement shall survive the transfer and assignment of the Lease from Assignor to Assignee and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

This document may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –

EXECUTIONS APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement effective as of the day and year first above written.

ASSIGNOR:

TEXTILE UNLIMITED CORPORATION,
a California corporation

By:	/s/ James Y. Kim
Name:	James Y. Kim
Title:	President

E&J TEXTILE GROUP, INC.
a California corporation

By:	/s/ James Y. Kim
Name:	James Y. Kim
Title:	President

JOHNESTER KNITTING, INC.,
a California corporation

By:	/s/ James Y. Kim
Name:	James Y. Kim
Title:	President

ASSIGNEE:

AMERICAN APPAREL DYEING & FINISHING, INC.,
a California corporation

By:	/s/ Sang Ho Lim
Name:	Sang Ho Lim
Title:	President

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On 5-31, 2005, before me, SAMUEL RON YOUNG, Notary Public, personally appeared SANG HO LIM, (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

(Seal)

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF LOS ANGELES	)

On June 07, 2005, before me, Judy A. LAYLAND, Notary Public, personally appeared JAMES YONG KIM, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

(Seal)